UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/17/2006

C. H. ROBINSON WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-23189

Delaware	41-1883630
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

8100 Mitchell Road, Eden Prairie, MN 55344
(Address of principal executive offices, including zip code)

952-937-8500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b) On August 17, 2006, C. H. Robinson Worldwide, Inc. (the "Company") announced that its president and chief executive officer, John P. Wiehoff, age 44, has been elected chairman of its Board of Directors effective December 31, 2006. Current chairman D.R. "Sid" Verdoorn, age 67, is retiring from the Board at that time. A press release dated August 17, 2006, announcing Verdoorn's departure and Wiehoff's election as Chairman of the Board of Directors effective December 31, 2006, is attached as Exhibit 99.1 to this report and is incorporated here in by reference.

Item 9.01.    Financial Statements and Exhibits

(c) The following exhibit is being filed with this report.
    99.1 Press Release, dated August 17, 2006, of C.H. Robinson Worldwide, Inc.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C. H. ROBINSON WORLDWIDE, INC.

Date: August 18, 2006	By:	/s/ Chad Lindbloom
Chad Lindbloom
VP, Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated August 17, 2006